BEA Strategic Global Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.          Suzanne E. Moran
CHAIRMAN OF THE BOARD           INVESTMENT OFFICER
Prof. Enrique R. Arzac          Hal Liebes
DIRECTOR                        SENIOR VICE PRESIDENT
Lawrence J. Fox                 Michael A. Pignataro
DIRECTOR                        SECRETARY
James S. Pasman, Jr.            Wendy S. Setnicka
DIRECTOR                        VICE PRESIDENT
Richard J. Lindquist            AND ASSISTANT SECRETARY
PRESIDENT AND CHIEF INVESTMENT  Paul P. Stamler
OFFICER                         TREASURER
Gregg M. Diliberto              Paul Roselli
INVESTMENT OFFICER              ASSISTANT TREASURER

--------------------------------------------------------
INVESTMENT ADVISER
BEA Associates
153 East 53rd Street
New York, New York 10022
Phone 1-800-293-1232
--------------------------------------------------------
ADMINISTRATOR
Chase Global Funds Services Company
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004
Phone 1-800-428-8890
--------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
153 East 53rd Street
New York, New York 10022
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------

INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND
REINVESTMENT AND DIRECT CASH PURCHASES

The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $1,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A description of the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan is included at the back of this report.

--------------------------------------------------------------------------------

                     BEA Strategic Global Income Fund, Inc.

--------------------------------------------------------------------------------

                                 ANNUAL REPORT
                               December 31, 1997

BEA STRATEGIC GLOBAL INCOME FUND, INC.

----------
Dear Shareholders:                                              January 30, 1998

We are pleased to report on the activities of the BEA Strategic Global Income Fund, Inc. ("the Fund") for the year ended December 31, 1997 and discuss our investment strategy.

    At December 31, 1997, the Fund's net asset value ("NAV") was $10.79, compared to an NAV of $10.37 at December 31, 1996. As a result, the Fund's total return (based on NAV and assuming reinvestment of dividends of $.8775 per share) was 13.82%. For the quarter ended December 31, 1997, the Fund gained 0.29%. We also note, the Fund increased its monthly per share dividend to $0.0725 from $0.0675, effective with the October dividend payment.

    At December 31, 1997, $60.6 million was invested in high yield debt securities; $3.3 million was invested in investment-grade debt securities; $22.6 was invested in emerging-market debt securities; and the balance of $6.6 million was invested in equity securities. Of the debt securities, the largest concentration (48.5%) was invested in B-rated issues.

THE MARKET

    The key dynamic in fixed income markets worldwide during the fourth quarter was the effort by investors to grapple with the implications of the "Asian Flu" of currency depreciation and falling securities prices. Fueled by mounting financial crises in Indonesia and South Korea, the flu forced investors to reassess their assumptions concerning such vital factors as global liquidity, sovereign risk and worldwide economic growth prospects. The presence of so much uncertainty resulted in a classic "flight to quality" in which high-caliber instruments like United States Treasury bonds and investment-grade corporate debt fared best, while prices of securities most dependent on growth prospects and liquidity conditions suffered the greatest declines.

    One could reasonably expect that U.S. high yield debt would sell off in this type of environment. Such was not the case, however, as the sector actually benefited. Not only did high yield generate positive returns during the quarter, but it also attracted substantial cash inflows from investors exiting the relatively riskier emerging debt markets.

    The flight to quality additionally favored high yield debt securities by pushing down interest rates. The yield on the bellwether 30-year Treasury bond, for example, fell to 5.92% at year-end from 6.39% at the end of the third quarter. With rates declining on one hand and higher-yielding emerging market debt selling off on the other, yield-hungry investors had few other places to go.

    Overall, 1997 was a banner year for the high yield market. The Salomon Brothers High Yield Market Index's 13.2% return handily exceeded the 9.65% return of the Lehman Brothers Aggregate Bond Index, a standard benchmark for the investment-grade sector. According to Chase Securities, new records were set in mutual fund inflows ($21.5 billion, up 35.2% from 1996), new issue volume ($125.5 billion, up 70.5%) and total market size ($452.3 billion, up 28.2%). The average yield for the overall high yield market fell to 9.31% from 9.47% on January 1, 1997.

    Despite their sharp sell-off in the fourth quarter, aggregate emerging debt markets outperformed their developed-nation counterparts in 1997 as a whole. Events in Asia helped to transform the emerging sector into a two-tiered market in which investors tended to gravitate toward higher sovereign credits like Mexico and Poland while avoiding those countries considered riskiest. Many fixed income investors remain drawn to the emerging markets for their higher yields relative to most other debt sectors as well as their greater appreciation potential.

PORTFOLIO REVIEW

    The Fund underperformed the broad high yield market (as represented by the Salomon Brothers index) during the fourth quarter primarily due to the weakness of its emerging market debt holdings. This same portion of the portfolio, however, positively contributed to the Fund's outperformance on a full-year basis. Within the high yield holdings, our emphasis on security selection and sector weightings also proved effective. Both of the latter fundamental elements of our strategy remain essentially unchanged.

    The best-performing high yield industry sector was telecommunications, which continues both as the portfolio's most heavily weighted such sector and its most heavily overweighted sector compared to the market. Our relative overweighting of the telecom sector further enhanced performance by magnifying the beneficial impact of our individual telecom holdings' strong returns. Other positive factors included our underweighting in energy, which sold off as oil prices declined; and our avoidance of certain poorly performing companies in the automobile sector.

    We also note that events in Asia had little effect on the Fund's high yield holdings. This was mainly because three of our largest sector weightings (I.E., telecom, cable and media, gaming), which account for approximately one-third of total assets, are almost exclusively focused on the domestic U.S. market. In addition, the portfolio contains relatively low exposure to steel, paper and chemicals, which are the high yield market's cyclical industry groups most negatively affected by the Asian turmoil.

OUTLOOK

    HIGH YIELD. In our view, the two drivers of a positive 1998 outlook for the high yield market remain intact. These are the ongoing macroeconomic backdrop of moderate growth and stable-to-declining interest rates, as well as the vibrance of corporate merger and acquisitions (M&A) activity.

    We believe that a somewhat cautious investment stance in the near term is most appropriate, however, as we expect to see a higher level of volatility in the market over the coming months. In particular, we see the current decoupling of the bond and stock markets as a mixed blessing for high yield. Bonds are doing well as a result of the flight to quality and its byproduct of falling yields, while the fall in stock prices, if longer-lived, would be negative for M&A. The relevance of trends in both for high yield suggests that achieving above-market returns should be more difficult than in 1997.

    Our strategy will continue to include a preference for issues at the higher end of the high yield credit spectrum (I.E., single-B) and the retention of our largest sector allocations in cable and media, telecommunications and gaming. During the fourth quarter, in fact, we raised exposure to these sectors even further because of their brighter prospects relative to those of cyclicals.

    INTERNATIONAL. Although we minimized Asian exposure several months ago, we have further reconfigured our holdings to concentrate on higher-quality countries with conservative economic policies. These include Mexico, Poland, Venezuela and Peru. We also have increased positions in Brazil and Russia in the belief that both are taking the tough fiscal and monetary measures needed to put their economies back on the right track.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to BEA Associates at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 428-8890.

Sincerely yours,

  [/S/ RICHARD J. LINDQUIST]

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

    [/S/ WILLIAM W. PRIEST, JR.]

William W. Priest, Jr.
CHAIRMAN OF THE BOARD*

    *Richard J. Lindquist, who is a member of the Executive Committee and is an Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to November 21, 1996, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined BEA Associates on May 1, 1995 as a result of BEA's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining BEA Associates, Mr. Lindquist served various offices at CSFBIM beginning in July, 1989. Mr. Lindquist is also President and Chief Investment Officer of BEA Income Fund, Inc.

    William W. Priest, Jr., who is Chairman of the Executive Committee and holds the offices of Executive Director and Chief Executive Officer of BEA Associates joined BEA Associates in 1972. Mr. Priest is Director and President of The Indonesia Fund, Inc., and Director and Chairman of the Board of BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

PORTFOLIO OF INVESTMENTS

---------

DECEMBER 31, 1997

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
DOMESTIC SECURITIES (77.3%)
--------------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (66.4%)
--------------------------------------------------------------------------------------------
-----------------
AUTOMOTIVE (1.3%)
      (3) Cambridge Industries, Inc.
          Sr. Sub. Notes
          10.25%, 7/15/07                                    B3       $     250  $   260,937
         Collins & Aikman
          Products Corp.
          Sr. Sub. Notes
          11.50%, 4/15/06                                    B3             250      280,938
      (3) Consorcio G Grupo
          Dina S.A./MCII Holdings
          (U.S.A.), Inc.
          Sr. Secured Discount Notes
          Zero Coupon, 11/15/02                             N/R             400      360,500
      (3) Delco Remy International, Inc.
          Gtd. Sr. Sub. Notes
          10.625%, 8/1/06                                    B2             250      270,625
                                                                                 -----------
               GROUP TOTAL                                                         1,173,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (5.4%)
   (3)(8) Acme Television, L.L.C./
          ACME Financial Corp.
          Gtd. Sr. Discount Notes
          0.00%, 9/30/04                                     B3             500      367,500
      (8) Australis Holdings Pty. Ltd.
          Yankee Sr. Secured
          Discount Notes
          0.00%, 11/1/02                                    N/R             250       73,260
      (8) Australis Media Ltd.
          Yankee Units
          0.00%, 5/15/03                                      C             227       68,098
      (8) Capstar Broadcasting
          Partners, Inc.
          Sr. Discount Notes
          0.00%, 2/1/09                                     N/R             500      356,250
      (3) Digital Television Services
          L.L.C./DTS Capital, Inc.
          Gtd. Sr. Sub. Notes
          12.50%, 8/1/07                                     B3             250      280,625
      (8) EchoStar Communications Corp.
          Gtd. Sr. Discount Notes
          0.00%, 6/1/04                                      B2             300      274,500
      (3) Fox Kids Worldwide, Inc.
          Sr. Notes
          9.25%, 11/1/07                                     B1             250      242,500
         Pegasus Media &
          Communications, Inc.
          Series B, Notes
          12.50%, 7/1/05                                     B2             250      285,625
         Sinclair Broadcast Group, Inc.:
          Sr. Sub. Notes
          10.00%, 9/30/05                                    B2             300      318,000
          Gtd. Sr. Sub. Notes
          8.75%, 12/15/07                                    B2             250      252,500

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (3) Source Media, Inc.
          Sr. Secured Notes
          12.00%, 11/1/04                                    B3       $     250  $   247,500
      (8) Spanish Broadcasting
          System, Inc.
          Sr. Notes
          12.50%, 6/15/02                                    B2             250      287,500
         United International Holdings, Inc.
          Sr. Secured Discount Notes
          Zero Coupon, 11/15/99                              B3             750      615,000
         Univision Network Holding L.P.
          Sub. Notes
          Zero Coupon, 12/17/02                             N/R             573      613,907
         Young Broadcasting, Inc.
          Series B, Gtd. Sr. Sub. Notes
          9.00%, 1/15/06                                     B2             200      199,500
         Series B, Sr. Sub. Notes
          8.75%, 6/15/07                                     B2             450      446,625
                                                                                 -----------
               GROUP TOTAL                                                         4,928,890
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BUSINESS SERVICES (0.6%)
      (3) Employee Solutions, Inc.
          Gtd. Sr. Notes
          10.00%, 10/15/04                                   B1             250      241,875
      (3) Iron Mountain, Inc.
          Sr. Notes
          8.75%, 9/30/09                                    N/R             250      256,875
                                                                                 -----------
               GROUP TOTAL                                                           498,750
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (5.9%)
         Cablevision System Corp.
          Sr. Sub. Debentures
          9.875%, 2/15/13                                    B1             250      276,875
         Century Communications Corp.
          Sr. Notes
          8.75%, 10/1/07                                    Ba3             250      255,625
         Charter Communications
          Southeast L.P.
          Series B, Sr. Notes
          11.25%, 3/15/06                                    B3             250      275,000
         Comcast Corp.
          Sr. Sub. Notes
          9.125%, 10/15/06                                  Ba3             250      270,000
      (8) Comcast UK Cable
          Partners Ltd.
          Yankee Sr. Debentures
          0.00%, 11/15/07                                    B2             500      406,250
      (8) Diamond Cable
          Communications plc
          Yankee Discount Notes
          0.00%, 12/15/05                                    B3             500      388,750
   (3)(8) DIVA Systems Corp.
          Units
          0.00%, 5/15/06                                    N/R             900      542,250
      (4) Falcon Holding Group L.P.
          Sr. Sub. Notes
          11.00%, 9/15/03                                   N/R             215      231,745

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Helicon Group L.P.
          Series B, Sr. Secured Notes
          11.00%, 11/1/03                                    B1       $     200  $   215,000
         InterMedia Capital Partners IV
          L.P./InterMedia
          Partners IV Capital Corp.
          Sr. Notes
          11.25%, 8/1/06                                     B2             250      278,125
         Lenfest Communications, Inc.
          Sr. Sub. Notes
          10.50%, 6/15/06                                    B2             500      557,500
      (8) Marcus Cable Co.
          Sr. Discount Notes
          0.00%, 12/15/05                                  Caa1             350      303,625
         NTL, Inc.:
      (8) Series B, Sr. Deferred
          Coupon Notes
          0.00%, 2/1/06                                      B3             500      392,500
         Series B, Sr. Notes
          10.00%, 2/15/07                                    B3             250      265,625
         OpTel, Inc.
          Series B, Sr. Notes
          13.00%, 2/15/05                                    B3             250      260,625
         Rifkin Acquisitions
          Partners L.P.
          Sr. Sub. Notes
          11.125%, 1/15/06                                   B3             250      274,687
      (8) Telewest Communications plc
          Yankee Sr. Sub. Discount
          Debentures
          0.00%, 10/1/07                                     B1             250      195,000
                                                                                 -----------
               GROUP TOTAL                                                         5,389,182
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CHEMICALS (1.9%)
         Harris Chemical N.A.
          Sr. Secured Debentures
          10.25%, 7/15/01                                    B2             300      315,000
         Huntsman Polymers Corp.
          Sr. Notes
          11.75%, 12/1/04                                    B1             400      448,500
         NL Industries, Inc.
          Sr. Secured Notes
          11.75%, 10/15/03                                   B1             150      165,750
      (8) Sr. Secured Discount
          Debentures
          0.00%, 10/15/05                                    B2             250      248,750
         Texas Petrochemical Corp.
          Series B, Sr. Sub. Notes
          11.125%, 7/1/06                                    B3             200      218,750
         UCC Investor's Holdings, Inc.
          Sr. Sub. Notes
          11.00%, 5/1/03                                     B2             350      378,000
                                                                                 -----------
               GROUP TOTAL                                                         1,774,750
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSTRUCTION & BUILDING MATERIALS (0.5%)
      (3) American Architectural Products Corp.
          Sr. Notes
          11.75%, 12/1/07                                  Caa1             250      251,250
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Presley Companies
          Sr. Notes
          12.50%, 7/1/01                                   Caa3       $     250  $   240,000
                                                                                 -----------
               GROUP TOTAL                                                           491,250
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (2.9%)
      (8) Coinstar, Inc.
          Sr. Discount Notes
          0.00%, 10/1/06                                    N/R             600      468,000
      (3) Holmes Products Corp.
          Gtd. Sr. Sub. Notes
          9.875%, 11/15/07                                   B3             200      204,500
         Jordan Industries, Inc.
          Series B, Sr. Notes
          10.375%, 8/1/07                                    B3             225      229,500
         Playtex Products, Inc.
          Series B, Gtd. Sr. Notes
          8.875%, 7/15/04                                    B1             200      203,500
         Renaissance Cosmetics, Inc.
          Gtd. Sr. Notes
          11.75%, 2/15/04                                    B3             250      245,938
         Revlon Consumer Products, Inc.
          Series B, Sr. Sub. Notes
          10.50%, 2/15/03                                    B3             250      266,250
         Revlon Worldwide
          (Parent) Corp.
          Series B, Sr. Secured
          Discount Notes
          Zero Coupon, 3/15/01                               B3             300      207,000
         Signature Brands USA, Inc.
          Sr. Sub. Notes
          13.00%, 8/15/02                                    B3             500      536,875
      (2) Town & Country Corp.
          Sr. Sub. Notes
          13.00%, 5/31/98                                    Ca             616      255,668
                                                                                 -----------
               GROUP TOTAL                                                         2,617,231
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ELECTRONICS (2.7%)
         Advanced Micro Devices, Inc.
          Sr. Secured Notes
          11.00%, 8/1/03                                    Ba1             250      268,750
         DecisionOne Corp.
          Sr. Sub. Notes
          9.75%, 8/1/07                                      B3             250      260,625
      (3) Details, Inc.
          Sr. Sub. Notes
          10.00%, 11/15/05                                   B3             250      256,875
      (3) Flextronics International Ltd.
          Sr. Sub. Notes
          8.75%, 10/15/07                                    B2             600      598,500
         Unisys Corp.
          Sr. Notes
          11.75%, 10/15/04                                   B1             300      343,500
      (3) Verio, Inc.
          Units
          13.50%, 6/15/04                                   N/R             400      480,000

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Viasystems, Inc.
          Sr. Sub. Notes
          9.75%, 6/1/07                                      B3       $     250  $   258,437
                                                                                 -----------
               GROUP TOTAL                                                         2,466,687
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ENERGY (3.4%)
         Belden & Blake Energy Co.
          Series B, Gtd. Sr. Sub. Notes
          9.875%, 6/15/07                                    B3             200      202,750
         Bellwether Exploration Co.
          Gtd. Sr. Sub. Notes
          10.875%, 4/1/07                                    B3             350      385,000
         Cliffs Drilling Co.
          Series D, Gtd. Sr. Notes
          10.25%, 5/15/03                                   N/R             250      272,500
         Dawson Production Services, Inc.
          Sr. Notes
          9.375%, 2/1/07                                     B1             150      157,500
         Dual Drilling Co.
          Gtd. Sr. Sub. Notes
          9.875%, 1/15/04                                  Baa3             250      270,625
         Energy Corp. of America
          Series A, Sr. Sub. Notes
          9.50%, 5/15/07                                     B2             250      250,625
         Falcon Drilling Co., Inc.
          Series B, Sr. Notes
          9.75%, 1/15/01                                    Ba3             375      392,344
         H.S. Resources, Inc.
          Gtd. Sr. Sub. Notes
          9.25%, 11/15/06                                    B2             250      256,875
      (3) Hurricane Hydrocarbons Ltd.
          Gtd. Sr. Notes
          11.75%, 11/1/04                                    B3             250      240,000
      (3) Southwest Royalties, Inc.
          Gtd. Sr. Notes
          10.50%, 10/15/04                                   B3             250      247,500
      (3) TransAmerican Energy
          Sr. Secured Notes
          11.50%, 6/15/02                                   N/R             200      196,500
         Wiser Oil Co.
          Gtd. Sr. Sub. Notes
          9.50%, 5/15/07                                     B2             250      245,000
                                                                                 -----------
               GROUP TOTAL                                                         3,117,219
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (2.6%)
         American Skiing Co.
          Series B, Sr. Sub. Notes
          12.00%, 7/15/06                                    B3             200      221,000
      (3) Bally Total Fitness
          Holding Corp.
          Sr. Sub. Notes
          9.875%, 10/15/07                                  N/R             250      252,500
         Booth Creek Ski Holdings, Inc.
          Series B, Sr. Notes
          12.50%, 3/15/07                                  Caa1             250      245,625
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Cinemark USA, Inc.
          Series D, Sr. Sub. Notes
          9.625%, 8/1/08                                    N/R       $     200  $   208,000
         Cobblestone Holdings, Inc.
          Series B, Sr. Notes
          Zero Coupon, 6/1/04                              Caa1             300      142,500
         Genmar Holdings, Inc.
          Series A, Sr. Sub. Notes
          13.50%, 7/15/01                                  Caa2             500      507,500
         PTI Holdings, Inc.
          Sub. Notes
          Zero Coupon, 12/17/02                             N/R             507      543,033
      (3) Production Resource
          Group L.L.C.
          Gtd. Sr. Sub. Notes
          11.50%, 1/15/08                                  Caa2             250      251,250
                                                                                 -----------
               GROUP TOTAL                                                         2,371,408
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.8%)
         Western Financial Bank F.S.B.
          Sub. Capital Debentures
          8.875%, 8/1/07                                     B1             250      241,875
      (2) Westfed Holdings
          Sr. Debentures
          15.50%, 9/15/99                                   N/R             250      230,000
      (3) Wilshire Financial Services Group, Inc.
          Unsecured Sr. Notes
          13.00%, 8/15/04                                   N/R             250      259,375
                                                                                 -----------
               GROUP TOTAL                                                           731,250
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (0.8%)
      (3) AmeriServ Food
          Distribution, Inc.
          Gtd. Sr. Notes
          8.875%, 10/15/06                                   B1             250      253,125
      (3) Archibald Candy Corp.
          Gtd. Sr. Secured Notes
          10.25%, 7/1/04                                     B2             250      261,875
      (3) Fleming Companies, Inc.
          Gtd. Sr. Sub. Notes
          10.50%, 12/1/04                                    B3             200      210,000
                                                                                 -----------
               GROUP TOTAL                                                           725,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
HEALTH CARE (0.4%)
         IMAGYN Medical Technologies, Inc.
          Gtd. Sr. Sub Notes
          12.50%, 4/1/04                                    N/R             100       95,875

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (3) Integrated Health Services, Inc.
          Sr. Sub. Notes
          9.25%, 1/15/08                                     B2       $     250  $   255,000
                                                                                 -----------
               GROUP TOTAL                                                           350,875
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (3.6%)
         Atlantis Group, Inc.
          Sr. Notes
          11.00%, 2/15/03                                    B2             250      262,500
         Exide Corp.
          Sr. Notes
          10.75%, 12/15/02                                   B1             190      201,162
      (3) Golden Ocean Group, Ltd.
          Units
          10.00%, 8/31/01                                    B3             342      294,120
         Haynes International, Inc.
          Sr. Notes
          11.625%, 9/1/04                                    B3             250      288,437
      (8) IHF Holdings, Inc.
          Series B, Sr. Sec.
          Discount Notes
          0.00%, 11/15/04                                  Caa2             250      217,500
         MVE, Inc.
          Sr. Secured Debentures
          12.50%, 2/15/02                                    B3             440      447,700
      (3) Park-Ohio Industries, Inc.
          Sr. Sub. Notes
          9.25%, 12/1/07                                     B2             200      205,250
         SRI Receivables Purchase Co., Inc.
          Series B, Notes
          12.50%, 12/15/00                                  N/R             500      525,000
         Specialty Equipment
          Companies, Inc.
          Sr. Sub. Notes
          11.375%, 12/1/03                                   B3             450      487,125
         Terex Corp.
          Series B, Sr. Secured Notes
          13.25%, 5/15/02                                  Caa1             334      381,595
                                                                                 -----------
               GROUP TOTAL                                                         3,310,389
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
METALS & MINING (2.8%)
         Algoma Steel, Inc.
          Yankee First Mortgage Notes
          12.375%, 7/15/05                                   B1             250      290,000
         Bayou Steel Corp.
          First Mortgage Notes
          10.25%, 3/1/01                                     B2             250      259,375
         Gulf States Steel, Inc.
          First Mortgage Notes
          13.50%, 4/15/03                                    B1             250      257,500
      (3) Metallurg, Inc.
          Gtd. Sr. Notes
          11.00%, 12/1/07                                    B3             250      258,125
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         NS Group, Inc.
          Gtd. Sr. Secured Debentures
          13.50%, 7/15/03                                   Ba2       $     150  $   173,625
         Republic Engineered Steel, Inc.
          First Mortgage Bonds
          9.875%, 12/15/01                                 Caa1             250      237,500
      (3) Sheffield Steel Corp.
          First Mortgage Notes
          11.50%, 12/1/05                                  Caa2             250      253,750
         WCI Steel, Inc.
          Series B, Sr. Secured Notes
          10.00%, 12/1/04                                    B2             250      256,875
      (3) WHX Corporation
          Sr. Notes
          9.25%, 11/15/07                                    B2             250      245,625
         Weirton Steel Corp.
          Sr. Notes
          11.375%, 7/1/04                                    B2             300      312,000
                                                                                 -----------
               GROUP TOTAL                                                         2,544,375
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (3.4%)
      (3) AEP Industries, Inc.
          Sr. Sub. Notes
          9.875%, 11/15/07                                   B2             400      412,000
      (3) BWAY Corp.
          Gtd. Sr. Sub. Notes
          10.25%, 4/15/07                                    B2             150      162,562
         Container Corp. of America
          Gtd. Sr. Notes
          9.75%, 4/1/03                                      B1             250      268,750
      (8) Crown Packaging
          Enterprises Ltd.
          Yankee Sr. Secured
          Discount Notes
          0.00%, 8/1/06                                      Ca             775      186,000
         Four M Corp.
          Series B, Sr. Secured Notes
          12.00%, 6/1/06                                     B3             350      372,750
         Gaylord Container Corp.:
          Series B, Sr. Notes
          9.75%, 6/15/07                                     B3             250      244,375
         Sr. Sub. Discount
          Debentures
          12.75%, 5/15/05                                  Caa1             250      267,500
         Plastic Containers, Inc.
          Series B, Sr. Secured Notes
          10.00%, 12/15/06                                   B1             250      263,750
      (3) Radnor Holdings Corp.
          Series B, Sr. Notes
          10.00%, 12/1/03                                    B2             400      416,000
         Riverwood
          International Corp.
          Gtd. Sr. Sub. Notes
          10.875%, 4/1/08                                  Caa1             250      241,250

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (3) Stone Container Finance Co.
          Yankee Gtd. Sr. Notes
          11.50%, 8/15/06                                    B2       $     250  $   262,500
                                                                                 -----------
               GROUP TOTAL                                                         3,097,437
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (1.0%)
   (3)(4) Ainsworth Lumber Co. Ltd.
          Yankee Sr. Secured Notes
          12.50%, 7/15/07                                    B3             250      253,125
         Mail-Well Corp.
          Sr. Sub. Notes
          10.50%, 2/15/04                                    B1             500      536,250
         Malette, Inc.
          Yankee Sr. Secured Debentures
          12.25%, 7/15/04                                   Ba3             150      168,000
                                                                                 -----------
               GROUP TOTAL                                                           957,375
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (1.0%)
   (3)(8) American Lawyer Media Holdings, Inc.
          Sr. Discount Notes
          0.00%, 12/15/08                                    B3             925      521,469
      (8) InterAct Systems, Inc.
          Sr. Discount Notes
          0.00%, 8/1/03                                     N/R             400      163,000
      (3) T/SF Communications Corp.
          Gtd. Sr. Sub. Notes
          10.375%, 11/1/07                                   B3             250      249,375
                                                                                 -----------
               GROUP TOTAL                                                           933,844
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (4.8%)
         Casino America, Inc.
          Gtd. Sr. Notes
          12.50%, 8/1/03                                     B1             250      271,250
         Casino Magic of
          Louisiana, Corp.
          Series B, Gtd. First
          Mortgage Notes
          13.00%, 8/15/03                                    B3             600      568,500
      (4) Colorado Gaming & Entertainment, Co.
          Gtd. Sr. Notes
          12.00%, 6/1/03                                    N/R             443      478,552
      (2) Elsinore Corp.
          Second Mortgage Notes
          13.50%, 8/20/01                                   N/R              52       52,000
         Friendly Ice Cream Corp.
          Gtd. Sr. Notes
          10.50%, 12/1/07                                    B1             250      251,875
         G.B. Property Funding Corp.
          Gtd. First Mortgage Notes
          10.875%, 1/15/04                                 Caa1             450      378,000
         HMC Acquisition Properties
          Series B, Gtd. Sr. Notes
          9.00%, 12/15/07                                   Ba3             450      462,937
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (3) Hollywood Park, Inc.
          Gtd. Sr. Sub. Notes
          9.50%, 8/1/07                                      B2       $     200  $   214,000
      (3) Horseshoe Gaming L.L.C.:
          Series B, Sr. Sub. Notes
          9.375%, 6/15/07                                   N/R             500      525,000
         Series B, Gtd. Sr. Notes
          12.75%, 9/30/00                                    B1             375      414,375
         Mohegan Tribal Gaming Authority
          Series B, Sr. Secured Notes
          13.50%, 11/15/02                                  Ba1             200      258,750
         Prime Hospitality Corp.
          Secured First Mortgage Notes
          9.25%, 1/15/06                                    Ba2             250      265,937
         Waterford Gaming L.L.C./
          Waterford Gaming
          Finance Corp.
          Sr. Notes 12.75%, 11/15/03                        N/R             189      208,845
                                                                                 -----------
               GROUP TOTAL                                                         4,350,021
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (3.1%)
         Brylane L.P.
          Gtd. Sr. Sub. Notes
          10.00%, 9/1/03                                     B1             500      530,625
      (3) County Seat Stores, Inc.
          Units
          12.75%, 11/1/04                                   N/R             250      261,250
         Dairy Mart Convenience Stores, Inc.
          Sr. Sub. Notes
          10.25%, 3/15/04                                    B3             301      300,247
         Great American Cookie Co.
          Series B, Sr. Secured Debentures
          10.875%, 1/15/01                                   B3             500      511,250
         Jitney-Jungle Stores of America, Inc.:
          Sr. Sub. Notes
          12.00%, 3/1/06                                     B2             250      283,750
         Gtd. Sr. Notes
          10.375%, 9/15/07                                  N/R             250      259,375
         K Mart Corp.
          Debentures
          7.75%, 10/1/12                                    Ba3             200      190,750
      (3) Pantry, Inc.
          Sr. Sub Notes
          10.25%, 10/15/07                                   B3             300      307,500
         Parisian, Inc.
          Sr. Sub. Notes
          9.875%, 7/15/03                                    B1             150      160,500
                                                                                 -----------
               GROUP TOTAL                                                         2,805,247
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (15.4%)
         Advanced Radio Telecommunications Corp.
          Sr. Notes
          14.00%, 2/15/07                                  Caa2             250      240,000

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (8) American Communications Services, Inc.
          Sr. Discount Notes
          0.00%, 11/1/05                                    N/R       $   1,000  $   805,000
         Brooks Fiber Properties, Inc.:
      (8)  Sr. Discount Notes:
          0.00%, 3/1/06                                     N/R             450      373,500
          0.00%, 11/1/06                                    N/R             250      199,375
          Sr. Notes
          10.00%, 6/1/07                                    N/R             250      286,250
         Cellular Communications International, Inc.
          Units
          Zero Coupon, 8/15/00                               B3             700      561,750
      (3) Concentric Network Corp.
          Units
          12.75%, 12/15/07                                  N/R             250      256,875
      (8) Dial Call Communications
          Sr. Discount Notes
          0.00%, 4/15/04                                     B3             700      668,500
      (8) EchoStar Satellite Broadcasting Corp.
          Sr. Secured Discount Notes
          0.00%, 3/15/04                                     B3             250      213,125
      (3) Fox/Liberty Networks L.L.C.
          Sr. Notes
          8.875%, 8/15/07                                    B1             250      250,000
   (3)(8) GST Telecommunications, Inc.
          Conv. Sr. Sub. Discount Notes
          0.00%, 12/15/05                                   N/R             100       77,000
      (8) GST USA, Inc.
          Gtd. Sr. Discount Notes
          0.00%, 12/15/05                                   N/R             800      614,000
      (3) Globalstar L.P./Globalstar Capital Corp.
          Sr. Notes
          10.75%, 11/1/04                                    B3             300      294,000
         Geotek Communications, Inc.
          Conv. Sr. Sub. Notes
          12.00%, 12/15/01                                 Caa1             350      280,000
      (8) ICG Holdings, Inc.:
          Gtd. Sr. Discount Notes
          0.00%, 9/15/05                                    N/R             350      287,437
          0.00%, 3/15/07                                    N/R           1,000      680,000
         Intermedia Communications, Inc.:
      (8) Sr. Discount Notes
          0.00%, 7/15/07                                     B2             200      142,500
      (3) Sr. Notes
          8.875%, 11/1/07                                    B2             150      154,875
      (3) Iridium L.L.C./Iridium
          Capital Corp.
          Sr. Notes
          11.25%, 7/15/05                                    B3             250      247,500
   (3)(8) Jordan Telecommunication
          Products, Inc.
          Sr. Discount Notes
          0.00%, 8/1/07                                      B3             250      201,250
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (8) McCaw International Ltd.
          Sr. Discount Notes
          0.00%, 4/15/07                                    N/R       $     750  $   438,750
         McLeodUSA, Inc.:
      (8) Sr. Discount Notes
          0.00%, 3/1/07                                      B3             100       72,750
      (3) Sr. Notes
          9.25%, 7/15/07                                     B3             200      209,500
   (3)(8) MetroNet Communications Corp.
          Sr. Discount Notes
          0.00%, 11/1/07                                    N/R             350      214,375
         NEXTLINK Communications, Inc.
          Sr. Notes
          12.50%, 4/15/06                                    B3             100      114,375
   (3)(8) Nextel Communications, Inc.
          Sr. Discount Notes
          0.00%, 8/15/04                                     B3             500      445,000
         Orion Network Systems, Inc.
          Gtd. Sr. Notes
          11.25%, 1/15/07                                    B2             250      284,062
      (8) Pagemart Nationwide, Inc.
          Sr. Discount Notes
          0.00%, 2/1/05                                      B3             750      671,250
      (3) Petersburg Long Distance, Inc.:
          Conv. Sub. Notes
          9.00%, 6/1/06                                     N/R              80       99,700
      (8)  Units
          0.00%, 6/1/04                                     N/R             560      532,000
   (3)(8) Price Communications Corp./
          Price Communications
          Cellular Holdings, Inc.
          Units
          0.00%, 8/1/07                                    Caa1             350      218,750
      (8) PriCellular Wireless Corp.
          Discount Notes
          0.00%, 10/1/03                                     B3             300      304,500
   (3)(8) Qwest Communications
          International, Inc.
          Sr. Discount Notes
          0.00%, 10/15/07                                    B2             250      170,000
      (3) Star Choice Communications, Inc.
          Units
          13.00%, 12/15/05                                   B3             200      206,500
         Sprint Spectrum L.P./
          Sprint Spectrum Finance Corp.
          Sr. Notes
          11.00%, 8/15/06                                    B2             450      506,250
      (3) TCI Satellite Entertainment, Inc.:
      (8) Sr. Sub. Discount Notes
          0.00%, 2/15/07                                     B3             150      100,500
         Sr. Sub. Notes
          10.875%, 2/15/07                                   B3             300      318,000
      (3) Talton Holdings Inc.
          Gtd. Sr. Notes
          11.00%, 6/30/07                                    B2             250      269,375

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Teleport Communications
          Group, Inc.:
          Sr. Notes
          9.875%, 7/1/06                                     B1       $     250  $   282,187
      (8)  Sr. Discount Notes
          0.00%, 7/1/07                                      B1             550      448,250
      (3) Teletrac, Inc./
          Teletrac Holdings, Inc.
          Sr. Notes
          14.00%, 8/1/07                                   Caa2             200      208,000
         UNIFI Communications, Inc.
          Sr. Notes
          14.00%, 3/1/04                                    N/R             250      246,563
      (3) USN Communications, Inc.
          Units
          0.00%, 8/15/04                                   Caa1             305      234,088
      (3) Western Wireless Corp.
          Sr. Sub. Notes
          10.50%, 2/1/07                                     B3             250      270,625
      (8) WinStar Communications, Inc.
          Sr. Discount Notes
          0.00%, 10/15/05                                  Caa1             400      318,000
                                                                                 -----------
               GROUP TOTAL                                                        14,016,287
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TEXTILES/APPAREL (0.5%)
      (3) Maxim Group, Inc.
          Gtd. Sr. Sub. Notes
          9.25%, 10/15/07                                    B2             500      495,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TRANSPORTATION (1.3%)
         CHC Helicopter Corp.
          Yankee Sr. Sub. Notes
          11.50%, 7/15/02                                    B3             250      266,250
         USAir, Inc.
          Gtd. Sr. Notes
          10.00%, 7/1/03                                     B3             400      412,000
         ValueJet, Inc.
          Sr. Notes
          10.50%, 4/15/01                                    B2             500      500,000
                                                                                 -----------
               GROUP TOTAL                                                         1,178,250
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
WASTE MANAGEMENT (0.3%)
         Allied Waste North America, Inc.
          Sr. Sub. Notes
          10.25%, 12/1/06                                    B2             250      273,750
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $58,233,010)                                                              60,597,467
                                                                                 -----------
--------------------------------------------------------------------
-------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%)
--------------------------------------------------------------------------------------------
-----------------
         Asset Securitization Corp.
          Series 1996-MD6, Class A6
          7.10%, 11/13/26                                  Baa2             230      237,942
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Drexel, Burnham & Lambert
          Trust REMIC-PAC,
          Series S, Class 2
          9.00%, 8/1/18                                     Aaa       $     581  $   580,850
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $833,065)                                                                    818,792
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ASSET BACKED OBLIGATIONS (2.7%)
--------------------------------------------------------------------------------------------
-----------------
      (3) Constellation Finance L.L.C.
          Airline Receivable
          Asset Backed Notes,
          Series 1997-1
          9.80%, 12/14/02                                   N/R             250      251,250
         Green Tree Financial Corp.
          Manufactured Housing
          Installment Sale Contracts:
          Series 1993-4, Class B1
          7.20%, 1/15/19                                   Baa3           1,043    1,050,823
         Series 1995-6, Class A3
          6.65%, 9/15/26                                    Aaa             410      411,406
      (9) Merrill Lynch Home Equity
          Acceptance Trust,
          Series 1994-A,
          Class A-2
          6.875%, 7/17/22                                    A3             554      550,795
         Nationscredit Grantor Trust,
          Boat Retail Installment Sale
          Contracts, Series 1996-1, Class A
          5.85%, 9/15/11                                    Aaa             160      158,917
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $2,428,571)                                                                2,423,191
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
                                                                        Shares/
                                                                          Units
--------------------------------------------------------------------------------------------
-----------------
COMMON STOCKS (1.8%)
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (0.0%)
      (1) Pegasus Communications Corp.                                    1,128           11
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (0.0%)
      (1) OpTel, Inc.                                                       250            3
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS AND SERVICES (0.0%)
      (1) Coinstar, Inc.                                                  4,196       34,617
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
(1)(5)(7) Westfed Holdings, Inc.
          Class B (acquired 9/20/88, cost $127)                           4,223            0
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                        Shares/     Value
                                                                          Units  (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (1.2%)
   (1)(5) Dr. Pepper Bottling
          Holdings, Inc.
          Class A (acquired 10/21/88,
          cost $40,500)                                                  45,000  $ 1,035,000
   (1)(3) Specialty Foods Corp.                                          22,500        2,250
                                                                                 -----------
               GROUP TOTAL                                                         1,037,250
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (0.2%)
(1)(5)(7) CIC I Acquisition Corp.
          (acquired 10/18/89, cost $1,076,725)                            2,944      200,192
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
METALS & MINING (0.0%)
      (1) Sheffield Steel Corp.                                           2,500        5,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (0.0%)
      (1) Crown Packaging
          Enterprises Ltd.                                              100,750        1,008
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.2%)
      (1) Mail-Well, Inc.                                                 5,326      214,036
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.1%)
      (1) Casino America, Inc.                                            4,982       11,987
      (1) Colorado Gaming & Entertainment, Co.                            8,822       48,521
      (1) Elsinore Corp.                                                  6,178       13,900
      (1) Motels of America, Inc.                                           250        4,500
                                                                                 -----------
               GROUP TOTAL                                                            78,908
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (0.0%)
   (1)(5) Jewel Recovery L.P.
          (acquired 7/30/93, cost $0)                                    33,040            0
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (0.1%)
      (1) Nextel Communications, Inc.                                     1,858       40,947
      (1) Pagemart Nationwide, Inc.                                       3,500       29,750
                                                                                 -----------
               GROUP TOTAL                                                            70,697
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $1,397,128)                                                                1,641,722
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (4.8%)
--------------------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.4%)
      (1) GPA Group plc
          7% Second Preference Cum. Conv.                               650,000      347,750
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
                                                                        Shares/     Value
                                                                          Units  (Note A-1)
--------------------------------------------------------------------------------------------
-----------------

BROADCASTING (0.7%)
      (1) Granite Broadcasting Corp.
          12.75% Cum. Exchangeable                                           11  $    12,100
      (1) Source Media, Inc.
          13.5% Units                                                     4,000      101,000
      (1) Spanish Broadcasting
          System, Inc.
          14.25% Cum.
          Exchangeable                                                    5,333      567,965
                                                                                 -----------
               GROUP TOTAL                                                           681,065
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (0.7%)
   (1)(3) Adelphia Communications Corp.
          13% Cum.
          Exchangeable Series B                                           2,500      298,125
      (1) NTL, Inc.
          13% Exchangeable                                                  275      317,671
                                                                                 -----------
               GROUP TOTAL                                                           615,796
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.1%)
         Renaissance Cosmetics, Inc.
          14% Cumulative                                                    237      118,500
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
(1)(5)(7) Westfed Holdings, Inc.
          Class A (acquired
          9/20/88-6/18/93, cost $1,203,480)                              14,246       14,246
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.7%)
      (1) SD Warren Co.
          14% Cum. Exchangeable,
          Series B                                                       13,000      637,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.4%)
      (1) Primedia, Inc.
          10% Cum.
          Exchangeable Series D                                           3,500      361,375
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.2%)
      (1) AmeriKing, Inc.
          13% Cum. Exchangeable                                           5,503      145,836
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (0.3%)
      (1) Jitney-Jungle Stores of
          America, Inc.
          15.00% Class A                                                  1,750      266,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (1.3%)
   (1)(3) Intermedia Communications, Inc.
          7% Jr. Convertible, Series E                                   15,000      431,250

    The accompanying notes are an integral part of the financial statements.

                                                                        Shares/     Value
                                                                          Units  (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (1) NEXTLINK Communications, Inc.
          14% Cum. Exchangeable                                           6,654  $   412,548
   (1)(3) Nextel Communications, Inc.
          13% Exchangeable, Series D                                        258      297,505
                                                                                 -----------
               GROUP TOTAL                                                         1,141,303
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $4,714,380)                                                                4,328,871
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RIGHTS (0.0%)
--------------------------------------------------------------------------------------------
-----------------
      (1) Terex Corp.
          expiring 5/15/02
          (Cost $0)                                                       2,000       40,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
WARRANTS (0.7%)
--------------------------------------------------------------------------------------------
-----------------
      (1) Advanced Radio
          Telecommunications Corp.
          expiring 2/15/07                                                3,750       38,588
      (1) American Communications
          Services, Inc.
          expiring 11/1/05                                                1,000       90,000
      (1) American Telecasting, Inc.
          expiring 6/23/99                                                  350            0
      (1) Australis Holdings Pty Ltd.
          expiring 10/30/01                                                 250            2
      (1) Australis Media Ltd.
          expiring 5/15/00                                                  225            1
      (1) Boomtown, Inc.
          expiring 11/1/98                                                  500            5
      (1) CHC Helicopter Corp.
          expiring 12/15/00                                               2,000        6,500
   (1)(7) CHI Energy, Inc.:
          Series B expiring 11/8/03                                       3,790        9,100
          Series C expiring 11/8/05                                       2,459        5,904
      (1) Casino America, Inc.
          expiring 5/3/01                                                   882            9
   (1)(7) Consolidated Hydro, Inc.
          expiring 12/31/03                                               2,700            0
      (1) County Seat Stores, Inc.
          expiring 10/15/98                                                 500            5
      (1) Crown Packaging
          Holdings, Ltd.
          expiring 11/1/03                                                1,000          125
      (1) Dairy Mart Convenience Stores, Inc.
          expiring 5/13/98                                                4,173        2,087
   (1)(5) Elsinore Corp.
          expiring 10/8/98                                                5,329            0
      (1) Golden Ocean Group, Ltd.
          expiring 8/31/01                                                  342        1,710
      (1) Great American Cookie Co.
          expiring 1/30/00                                                   90          900
                                                                        Shares/     Value
                                                                          Units  (Note A-1)
--------------------------------------------------------------------------------------------
-----------------

      (1) Hemmeter Enterprises, Inc.
          expiring 12/15/99                                               3,000  $         0
      (1) IMAGYN Medical Technologies, Inc.
          expiring 4/10/04                                                  100          250
      (1) In-Flight Phone Corp.
          expiring 8/31/02                                                  500            0
      (1) IntelCom Group, Inc.
          expiring 9/1/05                                                 1,155       16,170
      (1) Interact Systems, Inc.
          expiring 8/1/03                                                   400            0
      (1) Intermedia Communications, Inc.
          expiring 6/1/00                                                   300       33,000
      (1) McCaw International Ltd.
          expiring 4/15/07                                                  750        1,875
      (1) NEXTLINK Communications, Inc.
          expiring 2/1/09                                                 6,000           60
      (1) Nextel Communications, Inc.
          expiring 4/25/99                                                  500        1,500
      (1) Orion Network Systems, Inc.
          expiring 1/15/07                                                  250        3,000
      (1) Price Communications Corp.
          expiring 8/1/07                                                 1,204       12,040
      (1) Renaissance Cosmetics, Inc.:
          expiring 4/3/01                                                 1,000       10,000
          expiring 8/31/06                                                  200            2
      (1) SD Warren Co.
          expiring 12/15/06                                               8,000       40,000
      (1) Signature Brands Ltd.
          expiring 8/15/02                                                  500            0
      (1) Spanish Broadcasting Systems:
          expiring 6/29/99                                                  500      175,000
          expiring 6/30/99                                                  500      117,500
      (1) Teletrac, Inc.
          expiring 8/1/07                                                   200        1,100
      (1) UNIFI Communications
          expiring 3/1/07                                                   250            3
      (1) USN Communications, Inc.
          expiring 10/15/04                                               3,050           31
      (1) United International Holdings
          expiring 11/15/99                                                 600        7,200
      (1) Wright Medical Technology
          expiring 6/30/03                                                  206       20,588
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $909,639)                                                                    594,255
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC SECURITIES
  (Cost $68,515,793)                                                             $70,444,298
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
FOREIGN SECURITIES (24.8%)
--------------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (5.0%)
--------------------------------------------------------------------------------------------
-----------------
BRAZIL (2.7%)
         Cia. Petroleo Ipiranga S.A.
          Sr. Unsub. Notes
          10.625%, 2/25/02                                  N/R       USD 2,050  $ 1,987,188
         Arisco Produtos Alimenticios S.A.
          Gtd. Notes
          10.75%, 5/22/05                                   N/R        USD  550      478,165
                                                                                 -----------
                                                                                   2,465,353
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
INDONESIA (0.5%)
         P.T. Indah Kiat Pulp & Paper Corp. Tbk.
          Gtd. Global Bonds, Series A
          11.375%, 6/15/99                                 Caa1        USD  500      486,875
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RUSSIA (1.8%)
      (3) AO Sibneft
          Loan Participation Notes
          9.75%, 8/15/00                                    N/R       USD 1,675    1,620,562
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $4,911,941)                                                                4,572,790
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATIONS (19.8%)
--------------------------------------------------------------------------------------------
-----------------
ARGENTINA (2.6%)
         Republic of Argentina:
      (9)  Debentures
          6.688%, 3/31/05                                   Ba3       USD 1,440    1,287,360
      (8) Secured Par Bonds, Series L-GP
          5.50%, 3/31/23                                    Ba3       USD 1,500    1,098,750
                                                                                 -----------
                                                                                   2,386,110
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BRAZIL (4.5%)
         Federal Republic of Brazil:
      (8)  Capitalization Bonds
          8.00%, 4/15/04                                     B1       USD 1,257      986,355
   (4)(9)  MYDFA Trust Certificates
          6.688%, 9/15/07                                   N/R       USD 3,651    3,098,393
                                                                                 -----------
                                                                                   4,084,748
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------

MEXICO (4.1%)
         United Mexican States:
          Secured Par Bonds, Series W-A
          6.25%, 12/31/19                                   Ba2       USD 2,500  $ 1,965,625
         Global Bonds
          11.50%, 5/15/26                                   Ba2       USD 1,500    1,778,250
                                                                                 -----------
                                                                                   3,743,875
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PANAMA (0.8%)
      (8) Republic of Panama
          Interest Reduction Bonds
          3.75%, 7/17/14                                    Ba1       USD 1,000      763,750
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PERU (0.7%)
      (8) Republic of Peru
          Interest Reduction Bonds, Series 20 year
          3.25%, 3/7/17                                     N/R       USD 1,000      595,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
POLAND (1.9%)
      (8) Republic of Poland
          Past Due Interest Bonds
          4.00%, 10/27/14                                  Baa3       USD 2,000    1,727,500
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RUSSIA (1.2%)
         Ministry of Finance
          Unsub. Notes
          10.00%, 6/26/07                                   Ba2        USD  500      463,125
         Republic of Russia
      (9) Interest Notes, Series US
          6.719%, 12/15/15                                  N/R        USD  950      673,313
                                                                                 -----------
                                                                                   1,136,438
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
VENEZUELA (4.0%)
         Republic of Venezuela:
      (9)  Front Loaded Interest
          Reduction Bonds, Series A
          6.75%, 3/31/07                                    Ba2       USD 1,810    1,625,166
      (9) Debt Conversion Bonds, Series DL
          6.813%, 12/18/07                                  Ba2       USD 1,429    1,281,257
          Unsecured Bonds
          9.25%, 9/15/27                                    Ba2        USD  815      729,425
                                                                                 -----------
                                                                                   3,635,848
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost $18,033,090)                                                              18,073,269
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                                    Value
                                                                                 (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
TOTAL FOREIGN SECURITIES
  (Cost $22,945,031)                                                             $22,646,059
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (102.1%)
  (Cost $91,460,824)                                                              93,090,357
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
LIABILITIES IN EXCESS OF OTHER
ASSETS (-2.1%)
                                                                                  (1,895,897)
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
         Applicable to 8,454,140 issued and outstanding $.001 par value shares
          (authorized 100,000,000 shares)                                        $91,194,460
                                                                                 -----------
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
N/R--Not Rated.
TBA--Security is subject to delayed delivery.
 (1)  Non-income producing security.
 (2)  Defaulted security.
 (3)  144A Security. Certain conditions for public sale may exist.
 (4)  Payment in kind bond. Market value includes accrued interest.
 (5)  Restricted as to private and public resale. Total cost of restricted securities at
      December 31, 1997 aggregated $2,320,832. Total market value of restricted securities owned at December 31, 1997 was $1,249,438 or 1.4% of net assets.
 (6)  All or a portion of this security was pledged as collateral for delayed delivery securities.
 (7)  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
 (8)  Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
 (9)  Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                                               December 31, 1997
---------------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value (Cost $91,460,824) (Note A-1)..........................        $93,090,357
    Receivables:
      Interest (Note A-6).......................................................          1,753,390
      Investments Sold..........................................................          1,008,074
    Other Assets................................................................             32,528
---------------------------------------------------------------------------------------------------
        Total Assets............................................................         95,884,349
---------------------------------------------------------------------------------------------------
LIABILITIES:
    Due to Custodian Bank.......................................................          2,809,080
    Payables:
      Investments Purchased.....................................................          1,636,160
      Investment Advisory Fees (Note B).........................................            114,353
      Professional Fees.........................................................             54,366
      Shareholders' Reports.....................................................             32,398
      Custodian Fees............................................................             18,669
      Administrative Fees (Note C)..............................................             12,980
      Shareholder Servicing Fees................................................             11,883
---------------------------------------------------------------------------------------------------
        Total Liabilities.......................................................          4,689,889
---------------------------------------------------------------------------------------------------

NET ASSETS......................................................................        $91,194,460
                                                                                  -----------------
                                                                                  -----------------
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value...........................................         $    8,454
    Capital Paid in Excess of Par Value.........................................         89,457,023
    Undistributed Net Investment Income.........................................          1,244,786
    Accumulated Net Realized Loss...............................................         (1,150,690)
                                                                                          1,634,887
    Unrealized Appreciation on Investments and Foreign Currency Translations....
NET ASSETS APPLICABLE TO 8,454,140 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES)...........................................................        $91,194,460
                                                                                  -----------------
                                                                                  -----------------
NET ASSET VALUE PER SHARE.......................................................             $10.79
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                             Year Ended
                                                                  December 31,
                                                                          1997
------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-6)
      (Net of foreign taxes withheld of $5,153).............        $8,361,964
    Dividends (Note A-6)....................................           144,800
------------------------------------------------------------------------------
      Total Income..........................................         8,506,764
------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B).......................           446,640
    Administrative Fees (Note C)............................           146,115
    Shareholders' Reports...................................            93,903
    Professional Fees.......................................            72,158
    Shareholder Servicing Fees..............................            66,379
    Custodian Fees..........................................            51,772
    Directors' Fees and Expenses............................            38,002
    Other...................................................            66,357
------------------------------------------------------------------------------
      Total Expenses........................................           981,326
------------------------------------------------------------------------------
    Expense Offset (Note A-6)...............................           (13,430)
------------------------------------------------------------------------------
      Net Expenses..........................................           967,896
------------------------------------------------------------------------------
      Net Investment Income.................................         7,538,868
------------------------------------------------------------------------------
NET REALIZED GAIN:
    Investments.............................................           229,116
    Foreign Currency........................................           884,595
------------------------------------------------------------------------------
      Total Net Realized Gain...............................         1,113,711
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION:
    Investments.............................................         2,214,762
    Foreign Currency Translations...........................            89,261
------------------------------------------------------------------------------
      Total Change in Unrealized
       Appreciation/Depreciation............................         2,304,023
------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation.................................         3,417,734
------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations........       $10,956,602
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended
                                                                                      December 31,          Year Ended
                                                                                              1997   December 31, 1996
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................       $ 7,538,868         $ 7,713,862
    Net Realized Gain on Investments and Foreign Currency.......................         1,113,711           1,182,696
    Change in Unrealized Appreciation/Depreciation on Investments and Foreign
     Currency...................................................................         2,304,023             989,307
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................        10,956,602           9,885,865
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................        (7,418,410)         (6,847,859)
----------------------------------------------------------------------------------------------------------------------
      Total Increase in Net Assets..............................................         3,538,192           3,038,006
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year...........................................................        87,656,268          84,618,262
----------------------------------------------------------------------------------------------------------------------
    End of Year (Including undistributed net investment income of $1,244,786 and
     $242,020, respectively)....................................................       $91,194,460         $87,656,268
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                      Year Ended December 31,
       FINANCIAL HIGHLIGHTS          ----------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:             1997       1996  1995Section       1994      1993
-----------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF
 YEAR..............................        $ 10.37    $ 10.01       $ 9.26    $ 10.45    $ 9.80
-----------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income..........           0.89       0.91         0.95       0.95      1.04
    Net Realized and Unrealized
     Gain (Loss) on Investments....           0.41       0.26         0.61      (1.33)     0.66
-----------------------------------------------------------------------------------------------
      Total from Investment
       Activities..................           1.30       1.17         1.56      (0.38)     1.70
-----------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income..........          (0.88)     (0.81)       (0.76)     (0.62)    (1.04)
    In Excess of Net Investment
     Income........................             --         --           --         --     (0.01)
    Return of Capital..............             --         --        (0.05)     (0.19)       --
-----------------------------------------------------------------------------------------------
      Total Distributions..........          (0.88)     (0.81)       (0.81)     (0.81)    (1.05)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......        $ 10.79    $ 10.37      $ 10.01     $ 9.26   $ 10.45
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
 YEAR..............................        $ 10.06     $ 9.00       $ 8.88     $ 8.25    $ 9.50
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)............          13.82%     13.27%       17.57%     (3.80)%    18.29%
    Market Value...................          22.34%     11.03%       18.16%     (4.72)%    10.94%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net Assets, End of Year
 (Thousands).......................        $91,194    $87,656      $84,618    $78,252   $88,319
-----------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets...........................           1.08%      1.11%        1.12%      0.99%     1.06%
Ratio of Expenses to Average Net
 Assets............................           1.10%      1.11%          --         --        --
Ratio of Net Investment Income to
 Average Net Assets................           8.43%      8.99%        9.80%      9.66%    10.28%
Portfolio Turnover Rate............          119.1%      65.1%        54.5%      83.1%    128.5%
-----------------------------------------------------------------------------------------------

Section BEA Associates replaced CS First Boston Investment Management as the
        Fund's investment adviser effective June 13, 1995.
    (1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

        Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

BEA Strategic Global Income Fund, Inc. (formerly BEA Strategic Income Fund, Inc.) (the "Fund"), was incorporated on January 27, 1988 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek high current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign security prices denominated in a foreign currency are converted to U.S. dollars at the current exchange rate on valuation date. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $229,442 (or 0.25% of net assets) at December 31, 1997. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral and proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly the fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains/losses on foreign currency transactions represent net foreign exchange gains/losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are included in unrealized depreciation of investments and foreign currency.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gain or loss when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

   The Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For the year ended December 31, 1997, custodian fees and expense offsets were increased by $13,430. There was no effect on net investment income. The Fund could have invested such cash amounts in income producing assets if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

7. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

8. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of defaulted bond interest and to differing book and tax treatment for foreign currency transactions.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized gain (loss) and paid in capital.

B. BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and
 .05% of the Fund's average weekly net assets in excess of $400 million.

Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of
 .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million.

CGFSC provides transfer agent services to the Fund. Under the Transfer Agent Agreement, CGFSC is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by CGFSC.

D. During the year ended December 31, 1997, the Fund made purchases of $94,167,567 and sales of $96,216,301 of investment securities other than U.S. Government securities and short term investments. During the year ended December 31, 1997, purchases and sales of U.S. Government securities were $8,763,677 and $15,379,749, respectively. At December 31, 1997, the cost of investments for federal income tax purposes was $91,507,080. Accordingly, net unrealized appreciation for federal income tax purposes aggregated $1,583,277, of which $6,624,047 related to appreciated securities and $5,040,770 related to depreciated securities.

At December 31, 1997 the Fund had a capital loss carryforward of $1,050,925 available to offset future capital gains of which $95,231, $743,988 and $211,706 will expire on December 31, 2000, 2002 and 2003, respectively.

E. At December 31, 1997, 89.36% of the Fund's net assets comprised high-yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

---------

To the Shareholders and Board of Directors of BEA Strategic Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BEA Strategic Global Income Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 16, 1998

            SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                               AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                             THREE MONTHS ENDED
                                ----------------------------------------------------------------------------
                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1997       JUNE 30, 1997            1997               1997
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  2,214   $ 0.26   $  2,016   $  0.24   $ 2,123   $ 0.25   $ 2,154   $ 0.25
Net Investment Income.........     1,977     0.23      1,774      0.21     1,886     0.22     1,902     0.23
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................      (491)   (0.05)     2,466      0.29     2,519     0.30    (1,076)   (0.13)
Net Increase in Net Assets
 Resulting from Operations....     1,486     0.18      4,240      0.50     4,405     0.52       826     0.10


                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1996       JUNE 30, 1996            1996               1996
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  2,085   $ 0.24   $  2,212   $  0.26   $ 2,370   $ 0.28   $ 2,000   $ 0.24
Net Investment Income.........     1,872     0.22      1,966      0.23     2,134     0.25     1,742     0.21
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................       774     0.09       (363)    (0.04)    1,161     0.14       600     0.07
Net Increase in Net Assets
 Resulting from Operations....     2,646     0.31      1,603      0.19     3,295     0.39     2,342     0.28

                   SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of the Stockholders of the BEA Strategic Global Income Fund, Inc. was held on Monday, May 12, 1997 at the offices of Willkie, Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                          VOTES IN       VOTES        VOTES
PROPOSAL                                                  FAVOR OF      AGAINST     ABSTAINED
-------------------------------------------------------  -----------  -----------  -----------
1.        To elect the following four Directors:
          Messrs. Enrique R. Arzac, Lawrence J. Fox,
          James S. Pasman Jr., and William W. Priest,
          Jr.                                              5,812,901      60,816       --
2.        To ratify the selection of Price Waterhouse
          LLP as independent public accountants of Fund
          until the next annual meeting.                   5,761,099      29,404       83,234
3.        To approve an amendment to the Fund's
          Articles of Incorporation to change the name
          of the Fund.                                     5,697,451      72,701      103,565

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received reduction for corporate shareholders is 1.88%.

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

---------

Pursuant to the BEA Strategic Global Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all dividends and distributions, net of any U.S. withholding tax, automatically reinvested in additional shares of the Fund by The Chase Manhattan Bank, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.
    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.
    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's common stock on a particular date shall be as determined by or on behalf of the Fund.
    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $1,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the market price that reflects a premium to the Fund's net asset value.
    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to The Chase Manhattan Bank, Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. Deliveries to any other address do not constitute valid delivery.
    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.
    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.
    You may obtain a refund of any voluntary payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.
    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.
    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.
    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.
    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.
    Any notices, questions or other correspondence regarding the Plan should be addressed to The Chase Manhattan Bank, Customer Service Department, 4 New York Plaza, New York, NY 10004. Be sure to include a reference to BEA Strategic Global Income Fund, Inc. or you may call (800) 428-8890.